Fees Summary	Jan. 28, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 113,295.86
Total Fee Amount	113,295.86
Total Transaction Valuation	820,390,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00